UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 5, 2025

Golkor Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-56352	87-2737873
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

323 Sunny Isles Blvd, Suite 745, Sunny Isles, Florida 33160

(Address of principal executive offices) (Zip Code)

786 590-5203

(Registrant's telephone number, including area code)

_________________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a) Dismissal of Independent Registered Public Accounting Firm

On December 5, 2025, Golkor Inc. (the “Company”) notified LAO Professionals (“LAO”) of its dismissal, as the Company’s independent registered public accounting firm.

The reports of Lao on the financial statements of the Company for the fiscal year ended November 30, 2024, did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle, other than an explanatory paragraph relating to the Company’s ability to continue as a going concern. The decision to change the independent registered public accounting firm was approved by the Board of Directors of the Company (the “Board”).

During the Company’s two most recent fiscal years ended November 30, 2024 and 2023, and through December 5, 2025, there were no disagreements between the Company and LAO on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of LAO, would have caused LAO to make reference to the subject matter of the disagreements in connection with its audit reports on the Company’s consolidated financial statements.

The Company provided LAO with a copy of this current report on Form 8-K in accordance with Item 304(a) of Regulation S-K prior to its filing with the Securities and Exchange Commission and requested that LAO furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements and, if it does not agree, the respects in which it does not agree. A copy of the letter from LAO addressed to the Securities and Exchange Commission is filed as Exhibit 16.1 to this current report on Form 8-K.

(b) New Independent Registered Public Accounting Firm

On December 5, 2025, the Company appointed Davidson & Company LLP (“Davidson”) as the Company’s independent registered public accounting firm.

During the Company’s two most recent fiscal years ended November 30, 2024 and 2023, and through December 5, 2025, neither the Company nor anyone on behalf of the Company consulted with Davidson regarding (a) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements as to which the Company received a written report or oral advice that was an important factor in reaching a decision on any accounting, auditing or financial reporting issue; or (b) any matter that was the subject of a disagreement or a reportable event as defined in Item 304(a)(1)(iv) and (v), respectively, of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description
16.1	Letter from LAO Professionals
101	Cover Page Interactive Data File (formatted in iXBRL, and included in exhibit 101)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Golkor Inc.

Date: February 27, 2026	By:	/s/ Gregory Klok
Gregory Klok, Chief Executive Officer

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